SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (date of earliest event reported): November 15, 2004



                             ENERGAS RESOURCES, INC.
                        ------- ------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                           0-33259                73-1620724
--------------------              ------------------       ------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)



            800 Northeast 63rd Street, Oklahoma City, Oklahoma 73105 (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (405) 879-1752
                                                           ---------------




                                       N/A
                     --------------------------------- ----
          (Former name or former address if changed since last report)




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Item 4.  Change in Registrant's Certifying Accountant

      Effective November 15, 2004 Russell & Atkins, PLC resigned as the Company's independent accountants as a result of the decision by Russell & Atkins to discontinue its auditing practice for publicly traded corporations. Russell & Atkins audited the Company's financial statements for the fiscal year ended January 31, 2004. The report of Russell & Atkins for this fiscal year did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the report of Russell & Atkins for this fiscal year was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended November 15, 2004 there were no disagreements with Russell & Atkins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Russell & Atkins would have caused it to make reference to such disagreements in its reports.

      On December 10, 2004 the Company retained Murrell, Hall, McIntosh & Co., PLLP to act as the Company's independent certified public accountants.

      The Company has authorized Russell & Atkins to discuss any matter relating to the Company and its operations with Murrell, Hall, McIntosh & Co..

      The change in the Company's auditors was recommended and approved by the board of directors of the Company.

      During the two most recent fiscal years and subsequent interim period ending December 10, 2004 the Company did not consult with Murrell, Hall, McIntosh & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      Murrell, Hall, McIntosh & Co. has reviewed the disclosures contained in this 8-K report. The Company has advised Murrell, Hall, McIntosh & Co. that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Murrell, Hall, McIntosh & Co. does not agree with any statements made by the Company in this report. Murrell, Hall, McIntosh & Co. has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

   (c)  Exhibits

      16 Letter from the Company's former auditors confirming the information in
Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 2004
                                          ENERGAS RESOURCES, INC.


                                          By:  /s/ George Shaw
                                               ------------------------------
                                               George Shaw, President